Icahn Enterprises L.P. Investor Presentation August 2019

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included herein, other than statements that relate solely to historical fact, are “forward-looking statements.” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them. However, there can be no assurance that these expectations, beliefs and projections will result or be achieved. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. These risks and uncertainties are described in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Except to the extent required by law, we undertake no obligation to update or revise forward-looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value. The non-GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U.S. GAAP. These non-GAAP measures should be evaluated only on a supplementary basis in connection with our U.S. GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the back of this presentation. 2

Company Overview 3

Overview of Icahn Enterprises

- Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Energy, Automotive, Food Packaging, Metals, Real Estate, Home Fashion and Mining (until sold on August 1, 2019)
- IEP is majority owned and controlled by Carl Icahn
  - Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP
  - As of June 30, 2019, Carl Icahn and his affiliates owned approximately 92.0% of IEP's outstanding depositary units
- IEP benefits from cash flows from its subsidiaries:
  - CVR Energy: $3.00 per share annualized dividend
  - Recurring cash flows from our Real Estate segment
- IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis
- IEP has an $8.00 annualized distribution (10.3% yield as of July 31, 2019)

($ millions)	As of June 30, 2019	Twelve Months Ended June 30, 2019		
Segment	**Assets**	**Revenue**	**Net Income (loss) Attrib. to IEP**	**Adj. EBITDA Attrib. to IEP**
Investment[1]	$ 9,289	$ (929)	$ (442)	$ (414)
Energy	4,631	6,872	265	560
Automotive	3,624	2,875	(258)	(74)
Food Packaging	547	381	(12)	42
Metals	246	406	(8)	11
Real Estate	495	202	103	34
Home Fashion	237	166	(11)	(2)
Mining	393	157	36	51
Holding Company	3,817	(708)	(1,030)	(766)
Discontinued Operations	—	2,377	1,508	—
Total	$ 23,279	$ 11,799	$ 151	$ (558)

(1) Investment segment total assets represents total equity (equity attributable to IEP was $4.6 billion)

4

Summary Corporate Organizational Chart Icahn 1% Icahn Enterprises L.P. Enterprises G.P. Inc. (NasdaqGS: IEP) 99% LP Interest 1% Icahn Enterprises Holdings L.P. Viskase 79% One of the worldwide leaders in cellulosic, fibrous and Companies Inc. plastic casings for processed meat industry (OTCPK:VKSC) As of 6/30/2019, Icahn Enterprises had investments with a fair market value of approximately $4.6 billion in Icahn Capital LP 100% the Investment Funds 100% Icahn Automotive Engaged in the distribution of automotive parts in the Group LLC aftermarket as well as providing automotive services One of the largest independent metal recycling 100% PSC Metals Inc. companies in the US 71% CVR Energy Inc. Independent refiner and marketer of transportation fuels (NYSE: CVI) Consists of rental commercial real estate, property AREP Real Estate 100% development and associated resort activities Holdings, LLC CVR Partners, LP Producer and distributer of 34% WestPoint Home 100% (NYSE: UAN) nitrogen fertilizer products Provider of home textile products for nearly 200 years LLC Note: Percentages denote equity ownership as of August 1, 2019. Excludes intermediary and pass through entities. 5

Diversified Subsidiary Companies with Significant Inherent Value ▪ IEP’s subsidiary companies possess key competitive strengths and / or leading market positions ▪ IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities – Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies Strategically located mid-continent petroleum refiner and Engaged in the distribution of automotive parts in the aftermarket nitrogen fertilizer producer generating record profitability as well as providing automotive services Leading global market position in non-edible meat casings Established regional footprint positioned to actively participate poised to capture further growth in emerging markets in consolidation of the highly fragmented scrap metal market AREP Real Estate Holdings, LLC 200 year heritage with some of the best known brands in home Long-term real estate investment horizon with strong, steady fashion; consolidation likely in fragmented sector cash flows The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings 6

Evolution of Icahn Enterprises

- IEP began as American Real Estate Partners, which was founded in 1987, and has grown its diversified portfolio to eight operating segments and approximately $24 billion of assets as of June 30, 2019
- IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and financial results
- IEP's record is based on a long-term horizon that can enhance business value for continued operations and/or facilitate a profitable exit strategy
  - In 2017, IEP sold American Railcar Leasing for $3.4 billion, resulting in a pre-tax gain of $1.7 billion
  - In 2018, IEP sold Federal-Mogul for $5.1 billion, resulting in a pre-tax gain of $251 million, Tropicana for $1.5 billion, resulting in a pre-tax gain of $779 million and ARI for $1.75 billion, resulting in a pre-tax gain of $400 million
  - In 2019, IEP sold Ferrous Resources for aggregate consideration of approximately $550 million (including repaid indebtedness)
- Acquired partnership interest in Icahn Capital Management L.P. in 2007
  - IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds
- IEP also has grown the business through organic investment and through a series of bolt-on acquisitions

Timeline of Recent Acquisitions and Exits

As of December 31, 2008
- Mkt. Cap: $1.9bn
- Total Assets: $18.8bn

Current[1]
- Mkt. Cap: $14.9bn
- Total Assets: $24.3bn

Year: 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019

American Railcar Industries (2010)
1/15/10: 54.4% of ARI's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

Viskase (2010)
1/15/10: 71.4% of Viskase's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

Tropicana Entertainment (2010)
11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake

CVR Energy (2012)
5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR

CVR Refining & CVR Partners (2013)
2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering

American Railcar Leasing (2013)
10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn

IEH Auto Parts Holding (2015)
6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni-Select Inc.

Ferrous Resources (2015)
6/8/15: IEP acquired a controlling interest in Ferrous Resources

Pep Boys (2016)
2/4/16: IEP acquired Pep Boys

American Railcar Leasing (2017)
2017: Sale of ARL for $3.4 billion

American Railcar Industries (2018)
12/5/18: Sold American Railcar Industries for $1.75 billion

Federal-Mogul & Tropicana (2018)
10/1/18: Sold Federal-Mogul for $5.1 billion and Tropicana for $1.5 billion

Ferrous Resources (2019)
8/1/19: Sold Ferrous Resources for $550 million

(1) As of June 30, 2019.

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Ability to Maximize Shareholder Value Through Proven Activist Strategy ▪ IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies Putting Activism into Action ▪ Activist strategy requires significant capital, rapid execution and willingness to take control of companies ▪ With over 300 years of collective ▪ Implement changes required to improve experience, IEP’s investment and legal team is capable of unlocking businesses ▪ IEP pursues its activist strategy a target’s hidden value and seeks to promulgate change – Financial / balance sheet – Dealing with the board and restructuring management – Operation turnarounds – Proxy fights – Strategic initiatives Purchase of Stock or Debt – Tender offers – Corporate governance changes – Taking control ▪ Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist strategy – IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn ▪ Active participation in the strategy and capital allocation for targeted companies – Not involved in day-to-day operations ▪ IEP will make necessary investments to ensure subsidiary companies can compete effectively 8

Deep Team Led by Carl Icahn ▪ Led by Carl Icahn – Substantial investing history provides IEP with unique network of relationships and access to Wall Street ▪ Team consists of approximately 20 professionals with diverse backgrounds – Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Years of Industry Name Title Years at Icahn Experience Keith Cozza President & Chief Executive Officer, Icahn Enterprises L.P. 15 18 SungHwan Cho Chief Financial Officer, Icahn Enterprises L.P. 13 22 Courtney Mather Portfolio Manager, Icahn Capital 5 20 Nick Graziano Portfolio Manager, Icahn Capital 3 24 Brett Icahn Consultant, Icahn Enterprises L.P. 13 13 Jesse Lynn General Counsel, Icahn Enterprises L.P. 15 24 Andrew Langham General Counsel, Icahn Enterprises L.P. 14 20 Michael Nevin Managing Director, Icahn Enterprises L.P. 4 10 Jonathan Frates Managing Director, Icahn Enterprises L.P. 4 10 9

Overview of Operating Segments 10

Segment: Investment

Segment Description

- IEP invests its proprietary capital through various private investment funds (the “Investment Funds”) managed by the Investment segment
- Fair value of IEP’s interest in the Investment Funds was approximately $4.6 billion as of June 30, 2019
- IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis

Highlights and Recent Developments

- Since inception in 2004 through June 30, 2019 the Investment Funds’ cumulative return was approximately 117.1%, representing an annualized rate of return of approximately 5.4%
- Long history of investing in public equity and debt securities and pursuing activist agenda
- Employs an activist strategy that seeks to unlock hidden value through various tactics
  - Financial / balance sheet restructurings (e.g., CIT Group, Apple)
  - Operational turnarounds (e.g., Motorola, Navistar)
  - Strategic initiatives (e.g., eBay / PayPal, Xerox / Conduent)
  - Corporate governance changes (e.g., Newell, Caesars, DELL Technologies)
- As of June 30, 2019, the Investment Funds’ had a net short notional exposure of 37%

Historical Segment Financial Summary

Investment Segment ($ millions)	FYE December 31, 2016	2017	2018	LTM June 30, 2019
Select Income Statement Data:				
Total revenue	$ (1,223)	$ 297	$ 737	$ (929)
Net (loss) income	(1,487)	118	679	(1,002)
Net (loss) income attrib. to IEP	(604)	80	319	(442)
Select Balance Sheet Data[(1)]:				
Total Equity	$ 7,541	$ 5,396	$ 10,101	$ 9,289
Equity attributable to IEP	3,428	1,669	5,066	4,624

Historical Returns[(2)]



33.3%
15.2%
34.5%
20.2%(3)
30.8%
(7.4)%
(18)%
(20.3)%
2.1%
7.9%
(8.8)%(4)
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Represents a weighted-average composite of the gross returns, net of expenses for the Investment Funds.
(3) 2012 gross return assumes that IEP’s holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Investment Funds returns were approximately 6.6% when excluding returns on CVR Energy after it became a consolidated entity.
(4) For the six months ended June 30, 2019

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Segment: Energy

Segment Description

- CVR Energy, Inc. (NYSE:CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing businesses through its interests in CVR Refining, LP and CVR Partners, LP (NYSE:UAN)
  - CVR Refining is an independent petroleum refiner and marketer of high-value transportation fuels in the mid-continent of the United States
  - CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products

Historical Segment Financial Summary

Energy Segment	FYE December 31,			LTM June 30,
($ millions)	2016	2017	2018	2019
Select Income Statement Data:				
Total revenue	$ 4,764	$ 5,988	$ 7,135	$ 6,872
Adjusted EBITDA	303	405	821	940
Net (loss) income	(603)	316	334	402
Adjusted EBITDA attrib. to IEP	153	215	457	560
Net (loss) income attrib. to IEP	(327)	257	208	265
Select Balance Sheet Data[(1)]:				
Total assets	$ 4,888	$ 5,013	$ 4,831	$ 4,631
Equity attributable to IEP	1,508	1,034	1,274	1,317

Highlights and Recent Developments

- In January 2019, CVR Energy purchased the remaining common units of CVR Refining not already owned by CVR Energy for $241 million, excluding the amount paid to us. As a result:
  - CVR Energy and its affiliates own 100% of CVR Refining's outstanding common units
- CVR Energy's annualized dividend is $3.00 per unit

Petroleum

- Strategic location and complex refineries allows CVR to benefit from access to price advantaged crude oil
  - Approximately 221,000 bpcd of crude processing
  - Access to quality and price advantaged crude – 100% of crude purchased is WTI based

Fertilizer

- CVR Partners acquired an additional fertilizer plant in April 2016, giving it geographic and feed stock diversity
  - Large geographic footprint serving the Southern Plains and Corn Belt region
  - 2018 UAN summer fill prices improved $30 to $40 per ton over last year

(1) Balance Sheet data as of the end of each respective fiscal period.

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Segment: Automotive

Segment Description

- We conduct our Automotive segment through our wholly owned subsidiary Icahn Automotive Group LLC ("Icahn Automotive").
- Icahn Automotive is engaged in the retail and wholesale distribution of automotive parts in the aftermarket as well as providing automotive repair and maintenance services to its customers.

Historical Segment Financial Summary

Automotive Segment	FYE December 31,			LTM June 30,
($ millions)	2016 (2)	2017	2018	2019
Select Income Statement Data:				
Total revenue	$ 2,503	$ 2,728	$ 2,856	$ 2,875
Adjusted EBITDA	108	3	(48)	(74)
Net income (loss)	19	(51)	(230)	(258)
Adjusted EBITDA attrib. to IEP	108	3	(48)	(74)
Net income (loss) attrib. to IEP	19	(51)	(230)	(258)
Select Balance Sheet Data[1]:				
Total assets	$ 478	$ 2,573	$ 3,024	$ 3,624
Equity attributable to IEP	249	1,319	1,747	1,844

Highlights and Recent Developments

- In October 2018, IEP sold Federal-Mogul, which was previously reported in our Automotive segment. IEP is reporting Federal-Mogul's results in discontinued operations
- Icahn Automotive is in the process of implementing a multi-year transformation plan, which includes the integration and restructuring of the operations of its businesses. The transformation plan includes streamlining Icahn Automotive's corporate and field support teams; facility closures, consolidations and conversions; inventory optimization actions; and the re-focusing of its automotive parts business on certain core markets. Our Automotive segment's priorities include:
  - Positioning the service business to take advantage of opportunities in the do-it-for-me market and vehicle fleets;
  - Optimizing the value of the commercial parts distribution business in certain high-volume core markets;
  - Exiting the automotive parts distribution business in certain low volume, non-core markets;
  - Improving inventory management across Icahn Automotive's parts and tire distribution network; and
  - Business process improvements, including investments in our supply chain and information technology capabilities.

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Results include Pep Boys beginning February 3, 2016

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Segment: Food Packaging

Segment Description

- Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry
- Leading worldwide manufacturer of non-edible cellulosic casings for small-diameter meats (hot dogs and sausages)
  - Leading manufacturer of non-edible fibrous casings for large-diameter meats (sausages, salami, hams and deli meats)

Historical Segment Financial Summary

Food Packaging Segment ($ millions)	FYE December 31, 2016	FYE December 31, 2017	FYE December 31, 2018	LTM June 30, 2019
Select Income Statement Data:				
Total revenue	$ 328	$ 389	$ 379	$ 381
Adjusted EBITDA	55	62	54	53
Net income (loss)	8	(6)	(15)	(15)
Adjusted EBITDA attrib. to IEP	40	45	43	42
Net income (loss) attrib. to IEP	6	(5)	(12)	(12)
Select Balance Sheet Data[(1)]:				
Total assets	$ 416	$ 428	$ 511	$ 547
Equity attributable to IEP	23	25	55	54

Highlights and Recent Developments

- Future growth expected to be driven by changing diets of a growing middle class in emerging markets
  - Majority of revenues from emerging markets
  - Acquired a plastic casing manufacturer in Poland in December 2016 and a fibrous casing manufacturer in January 2017
- Developed markets remain a steady source of income
  - Distribution channels to certain customers spanning more than 50 years
- Significant barriers to entry
  - Technically difficult chemical production process
  - Significant environmental and food safety regulatory requirements
  - Substantial capital cost
- Rights offering completed in January 2018 raising $50 million

(1) Balance Sheet data as of the end of each respective fiscal period.

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Segment: Metals

Segment Description

- PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S.
- Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers
- Strong regional footprint (Upper Midwest, St. Louis Region and the South)

Historical Segment Financial Summary

Metals Segment ($ millions)	FYE December 31, 2016	FYE December 31, 2017	FYE December 31, 2018	LTM June 30, 2019
Select Income Statement Data:				
Total revenue	$ 269	$ 408	$ 467	$ 406
Adjusted EBITDA	(15)	20	24	11
Net (loss) income	(20)	(44)	5	(8)
Adjusted EBITDA attrib. to IEP	(15)	20	24	11
Net (loss) income attrib. to IEP	(20)	(44)	5	(8)
Select Balance Sheet Data[(1)]:				
Total assets	$ 215	$ 193	$ 233	$ 246
Equity attributable to IEP	182	155	177	170

Highlights and Recent Developments

- Increasing global demand for steel and other metals drives demand for U.S. scrap
- Scrap recycling process is "greener" than virgin steel production
  - Electric arc furnace drive scrap demand and are significantly more energy efficient than blast furnaces
  - Electric arc furnace steel mills are approximately 60% of U.S. production
- Highly fragmented industry with potential for further consolidation
  - Capitalizing on consolidation and vertical integration opportunities
  - PSC is building a leading position in its markets
- Product diversification will reduce volatility through cycles
  - Expansion of non-ferrous share of total business

(1) Balance Sheet data as of the end of each respective fiscal period.

15

Segment: Real Estate

Segment Description

- Consists of rental real estate, property development and club operations
- Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants
- Property development is focused on the construction and sale of single and multi-family houses, lots in subdivisions and planned communities and raw land for residential development
- Club operations focus on operating golf club and related activities

Historical Segment Financial Summary

Real Estate Segment ($ millions)	FYE December 31, 2016[2]	FYE December 31, 2017[2]	FYE December 31, 2018	LTM June 30, 2019
Select Income Statement Data:				
Net sales and other revenues from operations	$ 88	$ 87	$ 106	$ 104
Adjusted EBITDA	35	40	48	34
Net income	5	549	112	103
Adjusted EBITDA attrib. to IEP	35	40	48	34
Net income attrib. to IEP	5	549	112	103
Select Balance Sheet Data[1]:				
Total assets	$ 701	$ 731	$ 508	$ 495
Equity attributable to IEP	656	684	465	452

Highlights and Recent Developments

- Business strategy is based on long-term investment outlook and operational expertise

Rental Real Estate Operations

- Maximize value of commercial lease portfolio through effective management of existing properties
  - Seek to sell assets on opportunistic basis

Property Development & Club Operations

- New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of approximately 219 and 1,114 units, respectively
- Club operations in New Seabury, Cape Cod and Grand Harbor, Vero Beach focus on operating golf club and related activities
- Includes hotel, timeshare and casino resort property in Aruba and Plaza Hotel and Casino in Atlantic City, NJ, which ceased operations in 2014

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Excludes results from timeshare and casino resort property in Aruba

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Segment: Home Fashion

Segment Description

- WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products
- WestPoint Home owns many of the most well-known brands in home textiles including Martex, Grand Patrician, Luxor and Vellux
- WPH also licenses brands such as IZOD, Under the Canopy, Southern Tide and Hanes

Historical Segment Financial Summary

Home Fashion Segment	FYE December 31,			LTM June 30,
($ millions)	2016	2017	2018	2019
Select Income Statement Data:				
Total revenue	$ 196	$ 183	$ 171	$ 166
Adjusted EBITDA	(1)	(9)	—	(2)
Net loss	(12)	(20)	(11)	(11)
Adjusted EBITDA attrib. to IEP	(1)	(9)	—	(2)
Net loss attrib. to IEP	(12)	(20)	(11)	(11)
Select Balance Sheet Data[1]**:**				
Total assets	$ 206	$ 193	$ 172	$ 237
Equity attributable to IEP	176	164	133	155

Highlights and Recent Developments

- One of the largest providers of home textile goods in the United States
- Transitioned majority of manufacturing to low cost plants overseas
- Streamlined merchandising, sales and customer service divisions
- Focus on core profitable customers and product lines
  - WPH has implemented a more customer-focused organizational structure with the intent of expanding key customer relationships and rebuilding the company's sales backlog
  - Realizing success placing new brands with top retailers
  - Continued strength with institutional customers
- Consolidation opportunity in fragmented industry
- Acquired Vision Support Services ("VSS") in June, 2019. VSS produces bedding and bath products for hospitality and healthcare sectors with strong presence in Europe and Middle East. VSS sources from a global network of 50 manufacturers

(1) Balance Sheet data as of the end of each respective fiscal period.

17

Financial Performance 18

Financial Performance Net (loss) Income Attributable to Adjusted EBITDA Attributable to Icahn Enterprises Icahn Enterprises $2,458 $641 $554 $1,477 $58 $329 $(1,128) $(558) FYE 2016 FYE 2017 FYE 2018 LTM 6/30/19 FYE 2016 FYE 2017 FYE 2018 LTM 6/30/19 LTM LTM FYE December 31, June 30, FYE December 31, June 30, ($ millions) 2016 2017 2018 2019 ($ millions) 2016 2017 2018 2019 Net (loss) income attributable to Icahn Enterprises: Adjusted EBITDA attributable to Icahn Enterprises: Investment $ (604) $ 80 $ 319 $ (442) Investment $ (528) $ 138 $ 339 $ (414) Energy (327) 257 208 265 Energy 153 215 457 560 Automotive 19 (51) (230) (258) Automotive 108 3 (48) (74) Food Packaging 6 (5) (12) (12) Food Packaging 40 45 43 42 Metals (20) (44) 5 (8) Metals (15) 20 24 11 Real Estate 5 549 112 103 Real Estate 35 40 48 34 Home Fashion (12) (20) (11) (11) Home Fashion (1) (9) — (2) Mining (19) 9 3 36 Mining 1 17 16 51 Railcar 112 1,171 1 — Railcar 266 136 (2) — Holding Company (287) 355 (638) (1,030) Holding Company (1) 36 (323) (766) Discontinued Operations (1) 157 1,720 1,686 Net (loss) income attributable to Adjusted EBITDA attributable to Icahn Enterprises $ (1,128) $ 2,458 $ 1,477 $ 329 Icahn Enterprises $ 58 $ 641 $ 554 $ (558) 19

Consolidated Financial Snapshot

($ Millions)

	FYE December 31,			Six Months Ended June 30,		LTM June 30,
	2016	2017	2018	2018	2019	2019
Net income from continuing operations:						
Investment	$ (1,487)	$ 118	$ 679	$ 798	$ (883)	$ (1,002)
Energy	(603)	316	334	138	206	402
Automotive	19	(51)	(230)	(52)	(80)	(258)
Food Packaging	8	(6)	(15)	(4)	(4)	(15)
Metals	(20)	(44)	5	7	(6)	(8)
Real Estate	5	549	112	14	5	103
Home Fashion	(12)	(20)	(11)	(8)	(8)	(11)
Mining	(24)	10	1	(1)	41	43
Railcar	117	1,171	1	1	—	—
Holding Company	(287)	355	(639)	(116)	(508)	(1,031)
Net (loss) income from continuing operations	**$ (2,284)**	**$ 2,398**	**$ 237**	**$ 777**	**$ (1,237)**	**$ (1,777)**
Less: net income from continuing operations attributable to NCI	(1,157)	97	480	531	(369)	(420)
Net (loss) income from continuing operations attributable to IEP	**$ (1,127)**	**$ 2,301**	**$ (243)**	**$ 246**	**$ (868)**	**$ (1,357)**
Adjusted EBITDA:						
Investment	$ (1,257)	$ 284	$ 725	$ 825	$ (844)	$ (944)
Energy	303	405	821	384	503	940
Automotive	108	3	(48)	—	(26)	(74)
Food Packaging	55	62	54	28	27	53
Metals	(15)	20	24	16	3	11
Real Estate	35	40	48	25	11	34
Home Fashion	(1)	(9)	—	(1)	(3)	(2)
Mining	2	22	20	6	51	65
Railcar	271	136	(2)	(2)	—	—
Holding Company	(1)	36	(323)	53	(390)	(766)
Consolidated Adjusted EBITDA	**$ (500)**	**$ 999**	**$ 1,319**	**$ 1,334**	**$ (668)**	**$ (683)**
Less: Adjusted EBITDA attributable to NCI	(558)	358	765	674	(216)	(125)
Adjusted EBITDA attributable to IEP	**$ 58**	**$ 641**	**$ 554**	**$ 660**	**$ (452)**	**$ (558)**
Capital expenditures	$ 247	$ 316	$ 272	$ 126	$ 132	$ 278

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Strong Balance Sheet

($ Millions)

	As of June 30, 2019									
	Investment	Energy	Automotive	Food Packaging	Metals	Real Estate	Home Fashion	Mining	Holding Company	Consolidated
Assets										
Cash and cash equivalents	$ 8	$ 540	$ 53	$ 22	$ 3	$ 41	$ 4	$ —	$ 3,337	$ 4,008
Cash held at consolidated affiliated partnerships and restricted cash	651	—	—	1	1	2	1	—	8	664
Investments	8,191	82	107	—	—	15	—	—	463	8,858
Accounts receivable, net	—	168	170	82	44	4	40	—	—	508
Inventories, net	—	390	1,231	111	39	—	80	—	—	1,851
Property, plant and equipment, net	—	2,950	939	166	124	382	69	—	—	4,630
Goodwill and intangible assets, net	—	268	388	31	14	19	22	—	—	742
Assets held for sale	—	6	—	—	1		—	393	—	400
Other assets	1,508	227	736	134	20	32	21	—	9	2,687
Total assets	$ 10,358	$ 4,631	$ 3,624	$ 547	$ 246	$ 495	$ 237	$ 393	$ 3,817	$ 24,348
Liabilities and Equity										
Accounts payable, accrued expenses and other liabilities	$ 923	$ 1,076	$ 1,374	$ 206	$ 66	$ 41	$ 62	$ —	$ 186	$ 3,934
Securities sold, not yet purchased, at fair value	146	—	—	—	—	—	—	—	—	146
Liabilities held for sale	—	—	—	—	—	—	—	164	—	164
Debt	—	1,195	406	270	10	2	20	—	6,755	8,658
Total liabilities	1,069	2,271	1,780	476	76	43	82	164	6,941	12,902
Equity attributable to Icahn Enterprises	4,624	1,317	1,844	54	170	452	155	199	(3,124)	5,691
Equity attributable to non-controlling interests	4,665	1,043	—	17	—	—	—	30	—	5,755
Total equity	9,289	2,360	1,844	71	170	452	155	229	(3,124)	11,446
Total liabilities and equity	$ 10,358	$ 4,631	$ 3,624	$ 547	$ 246	$ 495	$ 237	$ 393	$ 3,817	$ 24,348

21

IEP Summary Financial Information

($ Millions)

- Significant Valuation demonstrated by market value of IEP's public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets

	Jun 30 2018	Sep 30 2018	Dec 31 2018	Mar 31 2019	Jun 30 2019
	Actual As of				
Market-valued Subsidiaries and Investments:					
Holding Company interest in Funds[1]	$ 3,354	$ 3,003	$ 5,066	$ 4,772	$ 4,624
CVR Energy[2]	2,634	2,864	2,455	2,933	3,559
CVR Refining - direct holding[2]	129	113	60	—	—
American Railcar Industries[2]	469	547	—	—	—
Tenneco Inc.[2]	—	—	806	652	327
Total market-valued subsidiaries and investments	$ 6,585	$ 6,527	$ 8,387	$ 8,357	$ 8,510
Other Subsidiaries:					
Tropicana[3]	$ 1,509	$ 1,566	$ —	$ —	$ —
Viskase[4]	198	185	147	141	123
Federal-Mogul[5]	2,094	2,041	—	—	—
Real-Estate Holdings[1]	843	915	465	444	452
PSC Metals[1]	177	179	177	174	170
WestPoint Home[1]	137	134	133	129	155
ARL[6]	1	—	—	—	—
Ferrous Resources[7]	154	166	423	428	455
Icahn Automotive Group[1]	1,877	1,891	1,747	1,832	1,844
Total other subsidiaries	$ 6,990	$ 7,077	$ 3,092	$ 3,148	$ 3,199
Add: Holding Company cash and cash equivalents[8]	79	97	1,834	2,139	3,337
Less: Holding Company debt[8]	(5,505)	(5,505)	(5,505)	(5,505)	(6,755)
Add: Other Holding Company net assets[9]	273	448	344	50	(33)
Indicative Net Asset Value	**$ 8,422**	**$ 8,644**	**$ 8,152**	**$ 8,189**	**$ 8,258**

Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary.

(1) Represents equity attributable to us as of each respective date.
(2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date.
(3) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended June 30, 2018. September 30, 2018 value is pro-forma the announced sale of Tropicana.
(4) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019.
(5) June 30, 2018 and September 30, 2018 value is pro-forma the announced sale to Tenneco Inc.
(6) Represents the option purchase price of the remaining cars not sold in the initial ARL sale, plus working capital as of that date.
(7) Represents equity attributable to us as of each respective data, except for December 31, 2018, March 31, 2019 and June 30, 2019 which represent the estimated proceeds based on the sale agreement signed during December 2018.
(8) Holding Company's balance as of each respective date.
(9) Holding Company's balance as of each respective date. For March 31, 2019, the distribution payable was adjusted to $27 million, which represents the actual distribution paid subsequent to March 21, 2019

22

Appendix Adjusted EBITDA 23

Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP EBITDA and Adjusted EBITDA. EBITDA represents earnings from continuing operations before interest expense, income tax (benefit) expense and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding the effects of impairment, restructuring costs, certain pension plan expenses, certain share-based compensation, discontinued operations, gains/losses on extinguishment of debt and certain other non-operational charges. We present EBITDA and Adjusted EBITDA a consolidated basis and attributable to Icahn Enterprises net of the effect of non- controlling interests. We conduct substantially all of our operations through subsidiaries. The operating results of our subsidiaries may not be sufficient to make distributions to us. In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future. The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us. We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and the effects of impairment, restructuring costs, certain pension plan expenses, certain gains/losses on disposition of assets, certain share-based compensation, discontinued operations, gains/losses on extinguishment of debt and certain other non-operational charges. Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt. Management uses, and believes that investors benefit from referring to these non- GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods. Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets. Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U.S. GAAP. For example, EBITDA and Adjusted EBITDA: • do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments; • do not reflect changes in, or cash requirements for, our working capital needs; and • do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt. Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures. In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations. EBITDA and Adjusted EBITDA are not measurements of our financial performance under U.S. GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U.S. GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity. Given these limitations, we rely primarily on our U.S. GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance. 24

Adjusted EBITDA Reconciliation by Segment – Last Twelve Months Ended June 30, 2019

($ Millions)

	Investment	Automotive	Energy	Metals	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:										
Net (loss) income	$ (1,002)	$ (258)	$ 402	$ (8)	$ 43	$ (15)	$ 103	$ (11)	$ (1,031)	$ (1,777)
Interest expense, net	58	18	101	—	2	17	—	1	311	508
Income tax (benefit) expense	—	(47)	90	1	2	(4)	4	—	(47)	(1)
Depreciation, depletion and amortization	—	91	347	18	2	27	18	7	—	510
EBITDA before non-controlling interests	**$ (944)**	**$ (196)**	**$ 940**	**$ 11**	**$ 49**	**$ 25**	**$ 125**	**$ (3)**	**$ (767)**	**$ (760)**
Impairment of assets	—	87	—	1	—	1	—	1	—	90
Restructuring costs	—	7	—	2	—	16	—	(1)	—	24
Non-service cost of U.S. based pension	—	—	—	—	—	(1)	—	—	—	(1)
Loss (gain) on disposition of assets, net	—	3	—	(1)	3	—	(89)	—	—	(84)
Other	—	25	—	(2)	13	12	(2)	1	1	48
Adjusted EBITDA before non-controlling interests	**$ (944)**	**$ (74)**	**$ 940**	**$ 11**	**$ 65**	**$ 53**	**$ 34**	**$ (2)**	**$ (766)**	**$ (683)**
Adjusted EBITDA attributable to IEP:										
Net (loss) income	$ (442)	$ (258)	$ 265	$ (8)	$ 36	$ (12)	$ 103	$ (11)	$ (1,030)	$ (1,357)
Interest expense, net	28	18	42	—	1	13	—	1	311	414
Income tax (benefit) expense	—	(47)	67	1	2	(2)	4	—	(48)	(23)
Depreciation, depletion and amortization	—	91	186	18	1	22	18	7	—	343
EBITDA attributable to Icahn Enterprises	**$ (414)**	**$ (196)**	**$ 560**	**$ 11**	**$ 40**	**$ 21**	**$ 125**	**$ (3)**	**$ (767)**	**$ (623)**
Impairment of assets	—	87	—	1	—	1	—	1	—	90
Restructuring costs	—	7	—	2	—	12	—	(1)	—	20
Non-service cost of U.S. based pension	—	—	—	—	—	(1)	—	—	—	(1)
Loss (gain) on disposition of assets, net	—	3	—	(1)	2	—	(89)	—	—	(85)
Other	—	25	—	(2)	9	9	(2)	1	1	41
Adjusted EBITDA attributable to Icahn Enterprises	**$ (414)**	**$ (74)**	**$ 560**	**$ 11**	**$ 51**	**$ 42**	**$ 34**	**$ (2)**	**$ (766)**	**$ (558)**

25

Adjusted EBITDA Reconciliation by Segment – Six Months Ended June 30, 2019

($ Millions)

	Investment	Automotive	Energy	Metals	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:										
Net (loss) income	$ (883)	$ (80)	$ 206	$ (6)	$ 41	$ (4)	$ 5	$ (8)	$ (508)	$ (1,237)
Interest expense, net	39	10	52	—	2	9	—	—	149	261
Income tax (benefit) expense	—	(22)	68	—	2	(2)	(1)	—	(31)	14
Depreciation, depletion and amortization	—	48	177	9	—	14	9	3	—	260
EBITDA before non-controlling interests	**$ (844)**	**$ (44)**	**$ 503**	**$ 3**	**$ 45**	**$ 17**	**$ 13**	**$ (5)**	**$ (390)**	**$ (702)**
Impairment of assets	—	—	—	—	—	1	—	—	—	1
Restructuring costs	—	2	—	2	—	7	—	—	—	11
Non-service cost of U.S. based pension	—	—	—	—	—	1	—	—	—	1
Loss (gain) on disposition of assets, net	—	2	—	(1)	—	—	—	—	—	1
Other	—	14	—	(1)	6	1	(2)	2	—	20
Adjusted EBITDA before non-controlling interests	**$ (844)**	**$ (26)**	**$ 503**	**$ 3**	**$ 51**	**$ 27**	**$ 11**	**$ (3)**	**$ (390)**	**$ (668)**
Adjusted EBITDA attributable to IEP:										
Net (loss) income	$ (443)	$ (80)	$ 142	$ (6)	$ 33	$ (3)	$ 5	$ (8)	$ (508)	$ (868)
Interest expense, net	19	10	24	—	—	7	—	—	149	209
Income tax (benefit) expense	—	(22)	51	—	2	(1)	(1)	—	(31)	(2)
Depreciation, depletion and amortization	—	48	99	9	—	11	9	3	—	179
EBITDA attributable to Icahn Enterprises	**$ (424)**	**$ (44)**	**$ 316**	**$ 3**	**$ 35**	**$ 14**	**$ 13**	**$ (5)**	**$ (390)**	**$ (482)**
Impairment of assets	—	—	—	—	—	1	—	—	—	1
Restructuring costs	—	2	—	2	—	5	—	—	—	9
Non-service cost of U.S. based pension	—	—	—	—	—	1	—	—	—	1
Loss (gain) on disposition of assets, net	—	2	—	(1)	—	—	—	—	—	1
Other	—	14	—	(1)	5	—	(2)	2	—	18
Adjusted EBITDA attributable to Icahn Enterprises	**$ (424)**	**$ (26)**	**$ 316**	**$ 3**	**$ 40**	**$ 21**	**$ 11**	**$ (3)**	**$ (390)**	**$ (452)**

26

Adjusted EBITDA Reconciliation by Segment – Six Months Ended June 30, 2018

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ 798	$ (52)	$ 138	$ 7	$ 1	$ (1)	$ (4)	$ 14	$ (8)	$ (116)	$ 777
Interest expense, net	27	8	53	—	—	2	7	1	—	166	264
Income tax (benefit) expense	—	(27)	24	—	2	2	(2)	—	—	2	1
Depreciation, depletion and amortization	—	49	169	9	—	4	13	10	4	—	258
EBITDA before non-controlling interests	**$ 825**	**$ (22)**	**$ 384**	**$ 16**	**$ 3**	**$ 7**	**$ 14**	**$ 25**	**$ (4)**	**$ 52**	**$ 1,300**
Impairment of assets	—	3	—	—	—	—	—	—	—	—	3
Restructuring costs	—	—	—	—	—	—	—	—	3	—	3
Non-service cost of U.S. based pension	—	—	—	—	—	—	8	—	—	—	8
Gain on disposition of assets, net	—	—	—	—	(5)	—	—	—	—	—	(5)
Other	—	19	—	—	—	(1)	6	—	—	1	25
Adjusted EBITDA before non-controlling interests	**$ 825**	**$ —**	**$ 384**	**$ 16**	**$ (2)**	**$ 6**	**$ 28**	**$ 25**	**$ (1)**	**$ 53**	**$ 1,334**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ 318	$ (52)	$ 85	$ 7	$ 1	$ —	$ (3)	$ 14	$ (8)	$ (116)	$ 246
Interest expense, net	11	8	22	—	—	1	5	1	—	166	214
Income tax (benefit) expense	—	(27)	22	—	2	2	(2)	—	—	2	(1)
Depreciation, depletion and amortization	—	49	84	9	—	2	11	10	4	—	169
EBITDA attributable to Icahn Enterprises	**$ 329**	**$ (22)**	**$ 213**	**$ 16**	**$ 3**	**$ 5**	**$ 11**	**$ 25**	**$ (4)**	**$ 52**	**$ 628**
Impairment of assets	—	3	—	—	—	—	—	—	—	—	3
Restructuring costs	—	—	—	—	—	—	—	—	3	—	3
Non-service cost of U.S. based pension	—	—	—	—	—	—	6	—	—	—	6
Gain on disposition of assets, net	—	—	—	—	(5)	—	—	—	—	—	(5)
Other	—	19	—	—	—	—	5	—	—	1	25
Adjusted EBITDA attributable to Icahn Enterprises	**$ 329**	**$ —**	**$ 213**	**$ 16**	**$ (2)**	**$ 5**	**$ 22**	**$ 25**	**$ (1)**	**$ 53**	**$ 660**

27

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2018

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ 679	$ (230)	$ 334	$ 5	$ 1	$ 1	$ (15)	$ 112	$ (11)	$ (639)	$ 237
Interest expense, net	46	16	102	—	—	2	15	1	1	328	511
Income tax (benefit) expense	—	(52)	46	1	2	2	(4)	5	—	(14)	(14)
Depreciation, depletion and amortization	—	92	339	18	—	6	26	19	8	—	508
EBITDA before non-controlling interests	**$ 725**	**$ (174)**	**$ 821**	**$ 24**	**$ 3**	**$ 11**	**$ 22**	**$ 137**	**$ (2)**	**$ (325)**	**$ 1,242**
Impairment of assets	—	90	—	1	—	—	—	—	1	—	92
Restructuring costs	—	5	—	—	—	—	9	—	2	—	16
Non-service cost of U.S. based pension	—	—	—	—	—	—	6	—	—	—	6
Loss (gain) on disposition of assets, net	—	1	—	—	(5)	3	—	(89)	—	—	(90)
Other	—	30	—	(1)	—	6	17	—	(1)	2	53
Adjusted EBITDA before non-controlling interests	**$ 725**	**$ (48)**	**$ 821**	**$ 24**	**$ (2)**	**$ 20**	**$ 54**	**$ 48**	**$ —**	**$ (323)**	**$ 1,319**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ 319	$ (230)	$ 208	$ 5	$ 1	$ 3	$ (12)	$ 112	$ (11)	$ (638)	$ (243)
Interest expense, net	20	16	40	—	—	2	11	1	1	328	419
Income tax (benefit) expense	—	(52)	38	1	2	2	(3)	5	—	(15)	(22)
Depreciation, depletion and amortization	—	92	171	18	—	3	22	19	8	—	333
EBITDA attributable to Icahn Enterprises	**$ 339**	**$ (174)**	**$ 457**	**$ 24**	**$ 3**	**$ 10**	**$ 18**	**$ 137**	**$ (2)**	**$ (325)**	**$ 487**
Impairment of assets	—	90	—	1	—	—	—	—	1	—	92
Restructuring costs	—	5	—	—	—	—	7	—	2	—	14
Non-service cost of U.S. based pension	—	—	—	—	—	—	4	—	—	—	4
Loss (gain) on disposition of assets, net	—	1	—	—	(5)	2	—	(89)	—	—	(91)
Other	—	30	—	(1)	—	4	14	—	(1)	2	48
Adjusted EBITDA attributable to Icahn Enterprises	**$ 339**	**$ (48)**	**$ 457**	**$ 24**	**$ (2)**	**$ 16**	**$ 43**	**$ 48**	**$ —**	**$ (323)**	**$ 554**

28

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2017

($ Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$ 118	$ (51)	$ 316	$ (44)	$ 1,171	$ 10	$ (6)	$ 549	$ (20)	$ 355	$ 2,398
Interest expense, net	166	13	109	—	23	5	13	2	—	319	650
Income tax (benefit) expense	—	(146)	(341)	43	531	3	21	—	—	(643)	(532)
Depreciation, depletion and amortization	—	111	322	20	7	5	25	20	8	—	518
EBITDA before non-controlling interests	**$ 284**	**$ (73)**	**$ 406**	**$ 19**	**$ 1,732**	**$ 23**	**$ 53**	**$ 571**	**$ (12)**	**$ 31**	**$ 3,034**
Impairment of assets	—	15	—	—	68	—	1	2	1	—	87
Restructuring costs	—	—	—	1	—	—	2	—	1	—	4
Non-service cost of U.S. based pension	—	—	—	—	—	—	4	—	—	—	4
Gain on disposition of assets, net	—	(5)	—	—	(1,664)	—	—	(496)	—	(1)	(2,166)
Tax settlements	—	—	—	—	—	—	—	(38)	—	—	(38)
Other	—	66	(1)	—	—	(1)	2	1	1	6	74
Adjusted EBITDA before non-controlling interests	**$ 284**	**$ 3**	**$ 405**	**$ 20**	**$ 136**	**$ 22**	**$ 62**	**$ 40**	**$ (9)**	**$ 36**	**$ 999**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$ 80	$ (51)	$ 257	$ (44)	$ 1,171	$ 9	$ (5)	$ 549	$ (20)	$ 355	$ 2,301
Interest expense, net	58	13	44	—	23	4	9	2	—	319	472
Income tax (benefit) expense	—	(146)	(240)	43	531	2	16	—	—	(643)	(437)
Depreciation, depletion and amortization	—	111	155	20	7	2	18	20	8	—	341
EBITDA attributable to Icahn Enterprises	**$ 138**	**$ (73)**	**$ 216**	**$ 19**	**$ 1,732**	**$ 17**	**$ 38**	**$ 571**	**$ (12)**	**$ 31**	**$ 2,677**
Impairment of assets	—	15	—	—	68	—	1	2	1	—	87
Restructuring costs	—	—	—	1	—	—	1	—	1	—	3
Non-service cost of U.S. based pension	—	—	—	—	—	—	3	—	—	—	3
Gain on disposition of assets, net	—	(5)	—	—	(1,664)	—	—	(496)	—	(1)	(2,166)
Tax settlements	—	—	—	—	—	—	—	(38)	—	—	(38)
Other	—	66	(1)	—	—	—	2	1	1	6	75
Adjusted EBITDA attributable to Icahn Enterprises	**$ 138**	**$ 3**	**$ 215**	**$ 20**	**$ 136**	**$ 17**	**$ 45**	**$ 40**	**$ (9)**	**$ 36**	**$ 641**

29

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2016

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net (loss) income	$ (1,487)	$ 19	$ (603)	$ (20)	$ 117	$ (24)	$ 8	$ 5	$ (12)	$ (287)	$ (2,284)
Interest expense, net	230	7	82	—	62	5	12	2	—	288	688
Income tax (benefit) expense	—	(32)	(44)	(16)	—	2	8	—	—	(5)	(87)
Depreciation, depletion and amortization	—	98	294	22	92	6	20	22	8	—	562
EBITDA before non-controlling interests	**$ (1,257)**	**$ 92**	**$ (271)**	**$ (14)**	**$ 271**	**$ (11)**	**$ 48**	**$ 29**	**$ (4)**	**$ (4)**	**$ (1,121)**
Impairment of assets	—	1	574	1	—	—	—	5	2	3	586
Restructuring costs	—	—	—	2	—	—	3	—	—	—	5
Non-service cost of U.S. based pension	—	—	—	—	—	—	5	—	—	—	5
Gain on disposition of assets, net	—	(1)	—	(1)	—	—	—	(1)	—	—	(3)
Other	—	16	—	(3)	—	13	(1)	2	1	—	28
Adjusted EBITDA before non-controlling interests	**$ (1,257)**	**$ 108**	**$ 303**	**$ (15)**	**$ 271**	**$ 2**	**$ 55**	**$ 35**	**$ (1)**	**$ (1)**	**$ (500)**
Adjusted EBITDA attributable to IEP:											
Net (loss) income	$ (604)	$ 19	$ (327)	$ (20)	$ 112	$ (19)	$ 6	$ 5	$ (12)	$ (287)	$ (1,127)
Interest expense, net	76	7	31	—	62	4	9	2	—	288	479
Income tax (benefit) expense	—	(32)	(31)	(16)	—	2	6	—	—	(5)	(76)
Depreciation, depletion and amortization	—	98	146	22	92	4	14	22	8	—	406
EBITDA attributable to Icahn Enterprises	**$ (528)**	**$ 92**	**$ (181)**	**$ (14)**	**$ 266**	**$ (9)**	**$ 35**	**$ 29**	**$ (4)**	**$ (4)**	**$ (318)**
Impairment of assets	—	1	334	1	—	—	—	5	2	3	346
Restructuring costs	—	—	—	2	—	—	2	1	—	—	5
Non-service cost of U.S. based pension	—	—	—	—	—	—	4	—	—	—	4
Gain on disposition of assets, net	—	(1)	—	(1)	—	—	—	(1)	—	—	(3)
Other	—	16	—	(3)	—	10	(1)	1	1	—	24
Adjusted EBITDA attributable to Icahn Enterprises	**$ (528)**	**$ 108**	**$ 153**	**$ (15)**	**$ 266**	**$ 1**	**$ 40**	**$ 35**	**$ (1)**	**$ (1)**	**$ 58**

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